UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
January 10, 2024

GoDaddy Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36904		46-5769934
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2155 E. GoDaddy Way	Tempe	Arizona	85284
(Address of Principal Executive Offices)			(Zip Code)
(480) 505-8800
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	GDDY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01    Other Events
Credit Agreement Refinancing
On January 10, 2024, GoDaddy Inc. (the “Company”) announced that Go Daddy Operating Company, LLC and GD Finance Co, LLC (together with Go Daddy Operating Company, LLC, the “Borrowers”) allocated a $1,752 million tranche (the “Replacement Term Loans”) of term loans maturing in 2029, the proceeds of which will be used to refinance all outstanding Tranche B-5 Term Loans under the Second Amended and Restated Credit Agreement, dated as of February 15, 2017 (as amended by Amendment No. 1, dated as of November 22, 2017, as further amended by the Joinder and Amendment Agreement, dated as of June 4, 2019, as further amended by Amendment No. 3, dated as of October 3, 2019, as further amended by the Joinder and Fourth Amendment Agreement, dated as of August 10, 2020, as further amended by the Fifth Amendment Agreement, dated as of March 8, 2021, as further amended by the Joinder and Sixth Amendment Agreement, dated as of November 10, 2022, as further amended by the Seventh Amendment Agreement, dated as of May 5, 2023, as further amended by the Eighth Amendment Agreement, dated as of July 19, 2023, as further amended by the Ninth Amendment Agreement, dated as of August 15, 2023, and as further amended, restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”), by and among the Borrowers, Desert Newco, LLC, the lending institutions from time to time party thereto, and Royal Bank of Canada as the Administrative Agent, the Collateral Agent, the Swingline Lender and a Letter of Credit Issuer (such refinancing, the “Term Loan Refinancing”). Capitalized terms used herein, but not otherwise defined herein are as defined in the Credit Agreement.

The foregoing transactions are subject to conditions and are anticipated to close in the first quarter of 2024. However, there can be no assurance that the Borrowers will be able to successfully complete the transactions, on the terms described above, or at all.

The foregoing is qualified by reference to the press release that is attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The foregoing may contain forward-looking statements, including, but not limited to, our financing plans and the details thereof, including the proposed use of proceeds therefrom, the expected timing of the Term Loan Refinancing with the Replacement Term Loans and the ability to close such transaction. Forward-looking statements may generally be identified by the use of the words “anticipates,” “expects,” “predicts,” “goals,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “commit,” “forecast,” “tracking,” or “continue” and variations or similar expressions, and phrases or statements that certain actions, events or results may, could, should or will be achieved, received or taken or will occur or result, and similar such expressions also identify forward-looking information. These forward-looking statements are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs and readers are cautioned that these statements may not be appropriate for other purposes. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results and events to differ materially from those described in these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in the Company’s most recent annual and quarterly reports and detailed from time to time in the Company’s other filings with the U.S. Securities and Exchange Commission, which risks and uncertainties are incorporated herein by reference.

Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Exhibit Description
99.1	Press release of GoDaddy Inc., dated January 10, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GODADDY INC.

Date:	January 10, 2024	/s/ Mark McCaffrey
Mark McCaffrey
Chief Financial Officer